Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
July, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.85%
     July, 1998  7.20%
     June, 1998  5.02%
     May, 1998  5.31%



Cash Yield                                              21.42%


Investor Charge Offs                                    5.68%


Base Rate                                               8.53%


Over 35 Day Delinquency                                 5.30%


Seller's Interest                                       29.88%


Total Payment Rate                                      11.51%


Total Principal Balance                                $4,551,722,416.34


Investor Participation Amount                          $916,666,666.67


Seller Participation Amount                            $1,360,055,749.6